UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2009

Athersys, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33876	20-4864095
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio	44115-2634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 431-9900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 23, 2009, the Board of Directors of Athersys, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board of Directors of the Company, approved the following cash bonuses to the named executive officers of the Company, based on Company performance in 2009:

Name	Title	Award
Dr. Gil Van Bokkelen	Chief Executive Officer	$76,615.88
William Lehmann, Jr.	President and Chief Operating Officer	$65,670.75
Dr. John Harrington	Chief Scientific Officer and Executive Vice President	$65,670.75
Dr. Robert Deans	Senior Vice President — Regenerative Medicine	$51,442.18
Laura Campbell	Vice President, Finance	$42,686.09

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2009

ATHERSYS, INC.

By:	/s/ Laura K. Campbell
Name: Laura K. Campbell Title: Vice President, Finance